UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A Information

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by Registrant ✓

Filed by Party other than Registrant

Check the appropriate box:

Preliminary Proxy Statement		Confidential, for Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement	✓	Definitive Additional Materials

Soliciting Materials Pursuant to §240.14a-12

ZOOM TELEPHONICS, INC.

(Name of Registrant as Specified In Its Charter)

Not Applicable

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

✓	No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount previously paid:
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ZOOM TELEPHONICS, INC.

207 South Street

Boston, MA 02111

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE

2010 ANNUAL MEETING OF STOCKHOLDERS OF ZOOM TELEPHONICS, INC.

TO BE HELD ON THURSDAY, JULY 15, 2010

Dear Stockholder:

The 2010 Annual Meeting of Stockholders of Zoom Telephonics, Inc. (the “Company”) will be held at the headquarters of Zoom Telephonics, 207 South Street, Boston, Massachusetts 02111, on Thursday, July 15, 2010 at 10:00 a.m. The location is near South Station in downtown Boston.

Proposals to be considered at the Annual Meeting:

1.

To elect five (5) Directors to serve for the ensuing year and until their successors are duly elected.

2.

To approve the Zoom Telephonics, Inc. 2009 Stock Option Plan, under which an aggregate of 2,500,000 shares of Common Stock will be made available for stock awards.

3.

To approve the Zoom Telephonics, Inc. 2009 Director Stock Option Plan, under which an aggregate of 400,000 shares of Common Stock will be made available for stock awards.

4.

To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2010.

The Board of Directors recommends a vote “FOR” these proposals.

The Board of Directors has fixed the close of business on May 17, 2010 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

This Notice also constitutes notice of the 2010 Annual Meeting of Stockholders of the Company.

This Notice is being mailed to stockholders on or about May 21, 2010.

CONTROL NUMBER

You may vote your proxy

when you view the materials on the Internet.

You will be asked to enter a control number

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the meeting where you may vote in person can be found on our website, www.zoom.com.

Stockholders may be deemed to be present in person and vote at the Annual Meeting by requesting a paper or e-mail copy of the Proxy Card, and either mailing it back or voting by Internet or telephone in accordance with the instructions on the Proxy Card.

The following Proxy Materials are available for you to review online at www.edocumentview.com/ZMTP

•

the Company’s 2010 Proxy Statement (including all attachments thereto);

•

the Company Annual Report for the year ended December 31, 2009 (which is not deemed to be part of the official proxy soliciting materials); and

•

any amendments to the foregoing materials that are required to be furnished to stockholders.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on July 15, 2010:

•

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

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The Company’s Proxy Statement, Annual Report and other proxy materials are available at www.edocumentview.com/ZMTP.

•

If you would like to receive a paper or e-mail copy of these documents, you must request them. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before July 5, 2010 to facilitate timely delivery.

For registered shareholders:

To request a paper copy of the Proxy Materials, please call 1-866-641-4276, or you may request a paper or email copy by email at investorvote@computershare.com, or by logging onto www.investorvote.com/ZMTP.

For beneficial shareholders:

To request a paper copy of the Proxy Materials, please call 1-800-579-1639, or you may request a paper or email copy by email at sendmaterial@proxyvote.com, or by logging onto www.proxyvote.com.

ACCESSING YOUR PROXY MATERIALS ONLINE

YOU MUST REFERENCE YOUR CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The Proxy Materials for Zoom Telephonics, Inc. are available to review at:

www.edocumentview.com/ZMTP

Have this notice available when you

request a paper copy of the Proxy Materials, when you want

to view your proxy materials online or when you want to vote your proxy electronically.